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                GLOBALCENTER Master Service Agreement No. ____

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            This Master Services Agreement (this "Agreement") is entered into as the 27th day of January, 1998 ("Effective Date") by and between the entity indicated on the Services Order form attached hereto, with an office at the address listed on the Services Order Form, ("Client"), and GlobalCenter Inc., a corporation with offices at 88 Pine Street, New York, New York ("GlobalCenter") and describes the terms and conditions pursuant to which GlobalCenter shall license to Client certain Software and provide certain Services (as defined below).

            In consideration of the mutual promises and upon the terms and conditions set forth below, the parties agree as follows

1. NATURE OF AGREEMENT This is an Agreement for the provision by GlobalCenter of Internet connectivity services (the "Bandwidth"), the lease of equipment to provide such services (the "Hardware"), the availability of space to store and operate such Hardware ("Space") and the licensing of software to provide such Services (the "Software"), together comprising an Internet connectivity and collocation package to be provided by GlobalCenter under this Agreement (together, the "Services").

2. SERVICE ORDERS

2.1. Orders. Client may issue one or more service orders describing the Bandwidth, Space, Hardware, and Software that Client desires ("Service Order"). Each Service Order Exhibit I will set forth the prices, initial term of Services and other information in the form set forth in the Service Order Form. No Service Order shall be effective until accepted by GlobalCenter. All Service Orders will be subject to the terms and conditions of this Agreement, and the terms of this Agreement shall supersede any terms and conditions which may appear on Client's order form, or purchase order unless GlobalCenter signs such order and thereby agrees to such amendment, in which event such amendment shall supersede this agreement.

2.2. Cancellation. In the event that Client cancels or terminates a Service Order at any time for any reason whatsoever other than expiration of a Service Order, a Service Interruption (as defined below), or after the first sixty (60) days of the agreement, Client agrees to pay GlobalCenter a cancellation fee equaling two (2) months of the Monthly Recurring Charges specified in the Service Order which shall become due and owing as of the effective date of cancellation or termination.

2.3. IP Addresses. GlobalCenter may assign on a temporary basis a reasonable number of Internet Protocol Addresses ("IP Addresses") from the address space assigned to the GlobalCenter by InterNIC. Client acknowledges that the IP Addresses are the sole property of GlobalCenter are assigned to Client as part of the Service, and are not "portable," as such term is used by InterNIC. GlobalCenter reserves the right to change the IP Address assignments at any time; however, GlobalCenter shall use reasonable efforts to avoid any disruption to Client resulting from such renumbering requirement. GlobalCenter will give Client reasonable notice of any such renumbering. Client agrees that it will have no right to IP Addresses upon termination of this Agreement, and that any renumbering required of Client after termination shall be the sole responsibility of Client.


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GlobalCenter acknowledges that GlobalCenter shall have no right in or to any domain names, unique telephone numbers for access to clients services or similar properties and in the event that GlobalCenter comes into possession of or has any interest in such rights, GlobalCenter shall hold such rights as the agent for and irrevocably assign all such right to Client.

3. SOFTWARE LICENSE AND RIGHTS

3.1. License. During the term of the applicable Service Order, GlobalCenter grants Client a nontransferable, nonexclusive license to use the Software in object code form only, solely on the Hardware in conjunction with the Services. GlobalCenter acknowledges that Client Software shall be operating on the Hardware and GlobalCenter shall have no right, title or interest thereto.

3.2. Proprietary Rights. This Agreement transfers to neither client nor GlobalCenter title nor any proprietary or intellectual property rights to the Software, Hardware, documentation, or any copyrights, patents, or trademarks, embodied or used in connection therewith, except for the rights expressly granted herein.

3.3. License Restrictions. 3.4. Client and GlobalCenter agree that it will not itself, or through any parent, subsidiary, affiliate, agent or other third party:

3.4.1. copy the Software except as expressly allowed under this Agreement. In the event Client makes any copies of the Software, Client shall reproduce all proprietary notices of GlobalCenter on any such copies;

3.4.2. reverse engineer, decompile, disassemble, or otherwise attempt to derive source code from the Software;

3.4.3. sell, lease, license or sublicense the Software or the documentation;

3.4.4. write or develop any derivative software or any other software program based upon the Software or any Confidential Information (as defined below); or

3.4.5. use the Software to provide processing services to third parties, or otherwise use the Software on a `service bureau' basis.

4. HARDWARE TERMS AND CONDITIONS

4.1. Installation. GlobalCenter will use commercially reasonable efforts to install the Hardware as the Hardware is shipped to GlobalCenter. At Client's request, GlobalCenter will work with the Client on an installation plan to define installation time frame and requirements.

4.2. Purchase and Title of Hardware. If so indicated on the Service Order, Client shall purchase the Hardware and deliver, at Client's expense, the Hardware to the Space. GlobalCenter agrees that the Hardware may reside at the Space during the term of this agreement and that the Hardware is and shall remain the property of the Client. GlobalCenter shall not have taken or attempted to take any right, title or interest therein or permit any third party to take an interest therein. GlobalCenter will not transfer, sell, assign, sublicense, pledge or otherwise dispose of, encumber or suffer a lien or encumbrance upon the Hardware or any interest in the Hardware. GlobalCenter shall not move the Hardware from the


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                GLOBALCENTER Master Service Agreement No. ____

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facility without Client's prior written permission.

4.3. Lease of Hardware. If so indicated on the Service Order, Client shall lease the Hardware, and GlobalCenter shall obtain and deliver to the Space the Hardware. In the event Client leases the Hardware, the following terms and conditions shall apply: The Hardware is and shall remain the property of GlobalCenter. Client shall not have taken, or attempt to take, any right, title or interest therein or permit any third party to take any interest therein. Client will not transfer, sell, assign, sublicense, pledge, or otherwise dispose of, encumber or suffer a lien or encumbrance upon or against the Hardware or any interest in the Hardware. Client will use the Hardware only at the Space. Client will not move the Hardware from that facility without GlobalCenter's prior written permission. Client shall be responsible for any damage to the Hardware. Client will use the Hardware only for the purpose of exercising its rights under this Agreement.

4.4. Rent to Own. If so indicated on the Service Order, Client shall lease the Hardware on a "rent to own" plan. In such event, all of the terms and conditions in Section 4.3 shall apply, and the following terms and conditions shall also apply. At the end of the term of the Service Order, providing Client is not in breach of this Agreement, Client shall have the option to purchase the Hardware. The purchase price shall be as indicated on the Service Order. Upon payment by Client of the purchase price, title in the Hardware shall pass to Client at the Space. Unless the Service Order is extended by mutual agreement, Client shall immediately delete, or shall allow GlobalCenter to delete, all copies of the Software, associated documentation, or any other materials of GlobalCenter resident on the Hardware.

5. SPACE

5.1. License to Occupy. GlobalCenter grants to Client a nonexclusive license to occupy the Space. Client acknowledges that it has been granted only a license to occupy the Space and that it has not been granted any real property interests in the Space.

5.2. Material and Changes. Client shall not make any construction changes or material alterations to the interior or exterior portions of the Space, including any cabling or power supplies for the Hardware, without obtaining GlobalCenter's prior written approval for Client to have the work performed. Alternatively, Client may request GlobalCenter to perform the work. GlobalCenter reserves the right to perform and manage any construction or alterations within the Space areas at rates to be negotiated between the Parties hereto. Client agrees not to erect any signs or devices to the exterior portion of the Space without submitting the request to GlobalCenter and obtaining GlobalCenter's advance written approval.

5.3. Damage. Client agrees to reimburse GlobalCenter for all reasonable repair or restoration costs associated with damage or destruction caused by Client's personnel, Client's agents, Client's suppliers/contractors, or Client's visitors during the term or as a consequence of Client's removal of the Hardware or property installed in the Space except for normal wear and tear or based upon actions taken by GlobalCenter

5.4. Insurance. Unless otherwise agreed. Client agrees to maintain, at Client's expense, (i) Comprehensive


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General Liability Insurance in an amount not less than One Million Dollars
($1,000,000) per occurrence for bodily injury or property damage, (ii) Employer's Liability in an amount not less than Five Hundred Thousand Dollars ($500,000) per occurrence, and (iii) Worker's Compensation in an amount not less than that prescribed by statutory limits. Prior to taking occupancy of the Collocation Space, Client shall furnish GlobalCenter with certificates of insurance which evidence the minimum levels of insurance set forth herein. Client shall also maintain insurance covering Hardware or property owned or leased by Client against loss or physical damage.

5.5. Regulations. Client shall comply with and not violate all of GlobalCenter's generally accepted industry standards for safety, health and operational rules and regulations. Client's failure to comply with GlobalCenter's generally accepted industry standards for rules and regulations shall constitute a material default under this Agreement. GlobalCenter may, in its sole discretion, limit Client's access to a reasonable number of authorized Client employees or designees. Client shall not interfere with any other clients of GlobalCenter or such other clients' use of the Space.

5.6. Disclaimer. GlobalCenter represents and warrants to Client that (i) the Space meets the manufacturer's recommendations for the use of the equipment and
(ii) shall meet the specifications set forth in Exhibit 111 hereto. Client hereby assumes any and all risks associated with Client, its agents or employees' use of the Space and shall indemnify, defend and hold harmless GlobalCenter from any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys' end experts' fees), caused by or arising in connection with such use.

6. SERVICE INTERRUPTIONS

6.1. 99% Uptime Guarantee. In the event of Downtime (as defined below), the monthly fee payable for the Services shall be reduced as follows:

      6.1.1. if the total Downtime in the calendar month is more than two (2) hours, but does not exceed four (4) hours, the monthly fee for that month shall be reduced by one-third (33.3%);

      6.1.2. if the total Downtime in the calendar month is more than four (4) hours, but does not exceed eight (8) hours, the monthly fee for that month shall be reduced by two-thirds (66.6%);

      If the total Downtime in the calendar month is more than eight (8) hours, the monthly fee for that month shall be waived.

For the purposes of this Section, Downtime shall mean any interruption of one
(1) minute or more in the availability to users of any Web site residing on the Hardware and made available through the Services, only if such interruption is due to either (i) failure by GlobalCenter to manage a server anomaly as agreed in Exhibit II so as to avoid interruption in Web availability, or (ii) a disruption in the connection between any such server and the Internet. For purposes of this Section, the Internet is deemed to consist of services that commence where GlobalCenter transmits a


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Client's content to GlobalCenter's carrier(s) at the GlobalCenter border router port(s). Such carriers provide GlobalCenter with private and dedicated bandwidth. GlobalCenter undertakes no obligation for the circuit or link between GlobalCenter's facilities and such carrier's services. If router packet loss is excess of seventy percent (70%) and is sustained for sixty (60) seconds or more, GlobalCenter will classify this an "outage." If an "outage" continues for a time period of more than two (2) minutes, then such outage will be deemed Downtime.

6.2. Investigation of Service Interruptions. GlobalCenter will investigate any report of Downtime, and attempt to remedy any Downtime expeditiously. GlobalCenter reasonably determines that all facilities, systems and equipment furnished by GlobalCenter are functioning properly, and that Downtime arose from some other cause, GlobalCenter reserves the right to recover labor and materials cost for services actually performed at the usual and customary rates for similar services provided by GlobalCenter to clients in the same locality.

6.3. Termination. Client may terminate a Service Order in the event of Downtime of either twenty-four (24) hours of cumulative time during any continuous twelve
(12) month period, or any continuous Downtime of eight (8) hours or more.

6.4. Sole Remedy. The terms and conditions of this Section 6 shall Client's sole remedy and GlobalCenter's sole obligation for any Downtime.

7. USER CONTENT GlobalCenter acknowledges that GlobalCenter shall have no right, title or interest in or to any of the services, any postings, data or transmission using the services (the "Content"). Disruptions include without limitation distribution of unsolicited advertising or chain letters, repeated harassment of other network users, wrongly impersonating another such user, falsifying one's network identity for improper or illegal purposes, sending unsolicited mass e-mailings, propagation of computer worms and viruses, and using the network to make unauthorized entry to any other machine accessible via the network. If GlobalCenter has reasonable grounds to believe that Client or a User is utilizing the Services for any such illegal or disruptive purpose, GlobalCenter may suspend or terminate Services immediately upon notice to Client provided that GlobalCenter shall attempt to give client reasonable notice of such problem and an opportunity to cure. Client shall defend, indemnify, hold harmless GlobalCenter from and against all liabilities and costs (including reasonable attorney's fees) arising from any and all claims by any person arising out of Client's use of the Services, including without limitation any content.

8. PRICING AND PAYMENT TERMS

8.1. Payment Terms. Client shall pay the fees set forth in the Services Order Form according to the terms set forth therein. Client agrees to pay a late charge of one percent (1%) above the prime rate as reported by the Wall Street Journal at the time of assessment or the maximum lawful rate, whichever is less, for all undisputed amounts not paid within thirty (30) days of receipt of invoice.

8.2. Late Payments. In the event of non-payment by Client of sums over-due hereunder for more than sixty (60) days, GlobalCenter may upon written notice to


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Client request Client to remove equipment from GlobalCenter's premises within ten (10) days. If Client fails to so remove, GlobalCenter may deliver the equipment to Client at the latter's address for notices at Client's expense for shipment and insurance, and Client shall be obligated to accept such delivery.

8.3. Price Increases. GlobalCenter shall not increase the prices for services during the initial term of any Service Order. Pricing for additional service is specified in Exhibit 111.

9. MAINTENANCE AND SUPPORT GlobalCenter shall provide Client with maintenance and support Software and Hardware, if any ("Maintenance and Support") as specified in Exhibit 11

9.1. Exclusions. Maintenance and Support shall not include services for problems arising out of (a) modification, on, alteration on or addition or attempted modification, alteration or addition of the Hardware or Software undertaken by persons other than GlobalCenter or GlobalCenter's authorized representatives. Client Duties. Client shall document and promptly report all errors or malfunctions of the Hardware or Software to GlobalCenter Client shall take all steps necessary to carry out procedures for the rectification of errors or malfunctions within a reasonable time after such procedures have been received from GlobalCenter Client shall maintain a current backup copy of all programs and data. Client shall properly train its personnel in the use and application of the Hardware and Software.

10. TERM AND TERMINATION

10.1. Term. The term of this Agreement shall commence on the Effective Date and continue indefinitely terminated in accordance with this Section 10. At the end of the initial term, the agreement will be automatically extended on month to month basis and can be canceled by either party with ninety (90) days written notice.

10.2. Termination Upon Default. Either party may terminate this Agreement in the event that the other party materially defaults in performing any obligation under this Agreement and such default continues unremedied for a period of shiny
(30) days following written notice of default. In the event this Agreement is terminated due to GlobalCenter's breach, GlobalCenter shall refund to Client any Services fees on a straight line prorated basis.

10.3. Termination Upon Insolvency. This Agreement shall terminate, effective upon delivery of written notice by a party, (i) upon the institution of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of debts of the other party; (ii) upon the making of an assignment for the benefit of creditors by the other party; or (iii) upon the dissolution on of the other party.

10.4. Effect of Termination. The provisions of Sections 1, 2.3, 3.2, 3.3, 7, 10.4, 11, 12, 13 and 14 shall survive termination of this Agreement. All other rights and obligations of the parties shall cease upon termination of this Agreement. The term of any license granted hereunder shall expire upon expiration or termination of this Agreement

11. CONFIDENTIAL INFORMATION All information


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identified disclosed by either party ("Disclosing Party") to the other party
("Receiving Party"), if disclosed in writing, labeled as proprietary or confidential, or if disclosed orally, or through access to the services of the type of information which would normally be deemed to be confidential ("Confidential Information") shall remain the sole property of Disclosing Party. Except for the specific rights granted by this Agreement, Receiving Party shall not use any Confidential Information of Disclosing Party for its own account. Receiving Party shall use the highest commercially reasonable degree of care to protect Disclosing Party's Confidential Information. Receiving Party shall not disclose Confidential Information to any third party without the express written consent of Disclosing Party (except solely for Receiving Party's internal business needs, to employees or consultants who are bound by a written agreement with Receiving Party to maintain the confidentiality of such Confidential Information in a manner consistent with this Agreement who or which are actually working on the project on a need to know basis and such Party shall not distribute any reports or other information with respect to or which contain the other Party's Confidential Information to any other employees, consultants or otherwise, without the prior written consent of the Party which owns such Confidential Information). Confidential Information shall exclude information
(i) available to the public other than by a breach of this Agreement; (ii) rightfully received from a third party not in breach of an obligation of confidentiality; (iii) independently developed by Receiving Party without access to Confidential Information; (iv) known to Receiving Party at the time of disclosure; or (v) produced in compliance with applicable law or a court order, provided Disclosing Party is given reasonable notice of such law or order and an opportunity to attempt to preclude or limit such production. Subject to the above, Receiving Party agrees to cease using any and all materials embodying Confidential Information, and to promptly return such materials to Disclosing Party upon request. GlobalCenter acknowledges that any breach of the understanding set forth herein will cause continuing irreparable injury to the Client. which injury will not be measurable or fully or adequately compensated in money damages. Accordingly, GlobalCenter hereby agree that if you breach any of the covenants hereunder, in addition to all rights and remedies which the Client may have, the Client shall be entitled to seek preliminary and/or permanent injunctions to restrain such continuing breach and may do so without having to post the bond or other security. GlobalCenter shall be responsible for any breach of the provisions of this paragraph by any of your employees or agents.

12. LIMITATION OF LIABILITY GLOBALCENTER'S LIABILITY FOR ALL CLAIMS ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT OF FEES PAID BY CLIENT TO GLOBALCENTER UNDER THIS AGREEMENT. IN NO EVENT SHALL GLOBALCENTER BE LIABLE FOR ANY LOSS OF DATA, LOSS OF PROFITS, COST OF COVER OR OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING FROM OR IN RELATION TO THIS AGREEMENT OR THE USE OF THE SERVICES, HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY. THIS LIMITATION WILL


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APPLY EVEN IF GLOBALCENTER HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF
SUCH DAMAGES.

13. DISCLAIMER OF WARRANTIES EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, GLOBALCENTER SPECIFICALLY DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THE SYSTEM OR SERVICES PROVIDED BY GLOBALCENTER HEREUNDER.

14. MISCELLANEOUS

14.1. Independent Contractor. The relationship of GlobalCenter and Client established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other; (ii) constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint undertaking; or (iii) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

14.2. Notices. Any notice required or permitted hereunder shall be in writing and shall be given by registered or certified mail addressed to the addresses first written above. Such notice shall be deemed to be given upon the earlier of actual receipt or three (3) days after it has been sent, properly addressed and with postage prepaid. Either party may change its address for notice by means of notice to the other party given in accordance with this Section.

14.3. Assignment. Client or GlobalCenter may not assign this Agreement, in whole or in part, either voluntarily or by operation of law without written consent of either party, and any attempt to do so shall be a material default of this Agreement and shall be void. Notwithstanding the foregoing, Client may assign such right in conjunction with a sale of all or substantially all of its assets, a merger, consolidation or similar transaction without GlobalCenter's consent provided that such assignment is not to a direct competitor of GlobalCenter or to an entity which is not in good financial standing with or in litigation with GlobalCenter. In the event an assignment is contemplated, per the provisions of the foregoing sentence, client shall notify GlobalCenter of such assignment prior to its effect or such assignment shall be null and void.

14.4. Governing Law. This Agreement shall be interpreted according to the laws of the State of New York without regard to or application of choice-of-law rules or principles. The panics hereby agree to the exclusive jurisdiction of the state and federal courts located in New York, NY.

14.5. Entire Agreement and Waiver. This Agreement shall constitute the entire agreement between GlobalCenter and Client with respect to the subject matter hereof and all prior agreements, representations, and statement with respect to such subject matter are superseded hereby, including without limitation any non-disclosure agreement previously executed between the parties. This Agreement may be changed only by written agreement signed by both GlobalCenter and Client. No failure of either party to exercise or enforce any of its rights under this Agreement shall act as a waiver of subsequent breaches; and the


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waiver of any breach shall not act as a waiver of subsequent breaches.

14.6. Severability. In the event any provision of this Agreement is held by a court of other tribunal of competent jurisdiction to be unenforceable, that provision will be enforced to the maximum extent permissible under applicable law, and the other provisions of this Agreement will remain in full force and effect.

14.7. Non-Solicitation. During the term of this agreement and for a period of one (1) year thereafter neither the Client nor GlobalCenter shall not solicit, nor attempt to solicit the services, of any employee or subcontractor of GlobalCenter without the prior written consent of GlobalCenter

14.8. Substitution. GlobalCenter may substitute, change or modify the Software or Hardware at any time, but shall not thereby alter the technical parameters of the Services.

GlobalCenter                            Client


/s/ William H. Rhinehart                /s/ Eric W. Bingham
----------------------------            ----------------------------
By: William H. Rhinehart                By: Eric W. Bingham
Title: SVP/GM                           Title: Vice President


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SERVICE SPECIFICATION

Collocation Service

GlobalCenter will provide a level of service which includes the following features and options:

General Features:

Maintenance of the Space (including Janitorial Services):

In connection with the Space made available hereunder, GlobalCenter or its landlord shall perform services that support the overall operation of each Space at no additional charge to Client. Those services include the following

* Janitorial Services
* 24 x 7 Access to the Space
* Authorized Security System Access to Raised Floor Collocation Space
* Primary A/C 110 volt Power to the Space
* Backup Power- UPS Systems & Battery Plant (30 - 60 minute survivability objective)
* Generator Back-up (Sustained backup power)
* HVAC Systems for facility air conditioning
* Fire Control Systems
* Network Monitoring Systems
* Redundant Network Connectivity and Hardware
* 19" Rack Spaces for installation of Hardware
* 10-base-T or 100-base-T switched port with direct high speed Internet backbone connection.

24x7 NOC support: Will provide proactive site monitoring with ExpressLane(TM) statistics on Client information base; including bandwidth usage, statistics and network availability reporting, host monitoring and management interface, access to GlobalCenter incident tracking system to expedite fault resolution and remote server reboot.

24x7 console access: GlobalCenter facilities in Sunnyvale and Herndon will provide systems which allow Clients access to a terminal with a connection to servers inside the Data Centers.

GlobalCenter Escalation Plan and Procedures: To be provided in the GlobalCenter Welcome Package 5-10 days after contract signing.

Right-of-Way and Access:

GlobalCenter will allow 24 x 7 access and right-of-way to Client Hardware located in GlobalCenter facility at no charge. Clients will be escorted at all times while in the facility. Access to the facilities will not be unreasonably withheld by GlobalCenter to Clients for performing appropriate procedures and maintenance of Hardware, facilities, and systems.


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GlobalCenter Value-Added Services                                     EXHIBIT #2
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Items 1. to VII. are included in the costs outlined in the GlobalCenter proposal:

I. The NY GlobalCenter Network Operations Center will provide constant monitoring of server output 24 hours a day, 7 days a week, 365 days a year.

      ICMP, HTTP, and process monitoring will be performed by GlobalCenter via SNMP and NT Performance counter querying. In addition, specific URLs will be checked through the standard HTTP query process..

II. ICMP checks will be performed every minute and http checks every 5 minutes by the NOC. URL checking will take place at 10-15 minute intervals (dependent upon the number of URL s that are to be checked). This interval can be modified at any time to meet changing MiningCo requirements.

III. The GlobalCenter NOC will monitor the following conditions and will take appropriate action (to be agreed between MiningCo and GlobalCenter - see below) when the stated conditions are met:

      1)    ICMP tests fail for more than 5 minutes
      2)    HTTP checks fail for more than 5 minutes
      3)    If server CPU usage stays above 70% for 5 minutes or longer.
      4) If server available memory remains below 10 Megabytes for 5 minutes or longer.
      5)    If server hard drive space falls below 1 gigabyte.

      In addition, GlobalCenter can monitor specific server processes as MiningCo require. With these processes we can monitor:

      6)    If the process is running on the server.
      7)    If the process exceeds a certain threshold of virtual bytes used.
      8)    If any process thread count increases above a certain threshold.

IV. First level NOC staff, in the event of a fault condition, will attempt to solve the problem immediately. This excludes any specific events requiring immediate notification of MiningCo - this can be done automatically from our monitoring systems via e-mail or pager; alternatively, NOC personnel can call a nominated MiningCo contact. After 15 minutes, the outage will be escalated to the appropriate level 2 technician, and if not resolved in another 15 minutes time (30 minutes total), MiningCo will be notified and a decision will be made on a further course of action.

V. At all times, NOC personnel will use mutually agreed upon procedures to move toward resolution of the problem GlobalCenter will perform tape rotation on a regular basis as required. System restores can be carried out by GlobalCenter NOC or TAM as instructed by MiningCo personnel, to mutually agreed upon procedures.

VI. GlobalCenter will provide a web-interface to MiningCo which will deliver a real-time view of Bandwidth usage, GlobalCenter DS3 useage and a current status of all servers at GC facilities.

VII. GlobalCenter will provide a dedicated Primary Technical Account Manager for support, failure resolution, and scope of work performance who will be:

      - Educated in MiningCo's operations and configuration
      - Directly reachable during normal business hours (8AM to 5PM EST) via phone or pager.
      - Familiar with scope of work and contractual issues.

VII.  (a)   GlobalCenter will provision a T-1 circuit from The Mining Company's office located at 220 East 42nd street to GlobalCenter's data center located at 60 Hudson Street.

      (b) GlobalCenter will provision a T-1 circuit from The Mining Company's office located at 20 Harlem Avenue in White Plains N.Y. to GlobalCenter's data center located at 60 Hudson Street.

      (c) The cost of migration of servers from The Mining Company's office to GlobalCenter's data center is covered by the start up costs which are covered in the "Installation" portion of Exhibit #1, Title:
            Globalcenter Service order.

      (d) Configuration of Mining Company's servers will be done by employees of The Mining Company for the initial installation into GlobalCenter's data center, and assisted by GlobalCenter TAMS if necessary. For all servers moved to GlobalCenter at future dates, a standard configuration will be established between the GlobalCenter TAM, Sara, and Olga of the Mining Company.

      (e) Rebooting of Servers will be established based on either human or automatic reboot procedures to be established at the Migration meeting, prior to moving equipment to 60 Hudson.

      (f) Servers to be installed at the GlobalCenter Data center are: Index server(s), Mail server(s), Net Gravity server(s), boards machine(s). All machines migrated to the GlobalCenter Data center will be cataloged by The Mining Company and GlobalCenter by serial number, Brand name, and number of each type of server being moved.

      (g) GlobalCenter will be responsible for secondary DNS for The Mining Company.

      (h) Back-up currently run every evening by The Mining Company. GlobalCenter will run back-up on times agreed by The Mining Company and the GlobalCenter TAM.

      (i) All specifics that were not covered in the above areas (a-h) will be covered at length during the Migration Meeting. A thorough plan will be in place before a single server is moved from The Mining Company's office. A migration meeting will be set for a time that is reasonable for both parties to discuss in depth all aspects of the migration.

      Items covered under Section Vlll. would be provided as additional services with an associated additional cost, usually billed in number of TAM hours used.

VIII. GlobalCenter has the capability to provide value added services, such as;

      - a content monitoring system
      - server load-balancing
      - server mirroring (Express Mirror is a Unix based product)
      - mail system upgrades
      - database replication consultancy etc.

      These services are available upon request and execution of a service order by MiningCo. This service will involve an extra cost to MiningCo.

                          GLOBALCENTER Service Order #

------------------------------------------------------------------------------

                                                       Account Rep: Joe Bransom
Service Order Term:  1 year                            Sr. Account Executive
Date:  1/22/97                             Office:     Global Center
Customer:  Ms. Olga Taller                             88 Pine Street
Company:  The Mining Company                           Suite 700
Address:  220 East 42nd Street                         New York, NY
City/St/Zip:  New York, NY 10017                       10005
Phone:  914-328-4200                       Phone:      212-571-2000
FAX:  914-328-4232                         FAX:        212-571-2036
Email:  olga@taller.net                    Email:      bransom@isi.net

--------------------------------------------------------------------------------

One Time Fees:                   EXHIBIT #1

---------------------------------------------------------------------------------------------
 Item/Service                Description                Qty        Unit price         Total
---------------------------------------------------------------------------------------------
Installation      Provisioning of Bandwidth                                         $2,000.00
---------------------------------------------------------------------------------------------
100base-T         100base-T Fast Ethernet                                           $1,500.00
---------------------------------------------------------------------------------------------
                                                                        Total        $3500.00
---------------------------------------------------------------------------------------------

Monthly Recurring Fees:

---------------------------------------------------------------------------------------------
 Item/Service                Description                Qty        Unit price         Total
---------------------------------------------------------------------------------------------
Co-location       (5)19" equipment racks in the New     5       $1300.00 for        $6,500.00
                  York, NY facility                             the first (5)
                                                                racks.  (See
                                                                attachment for
                                                                scaled price
                                                                rate.)
---------------------------------------------------------------------------------------------
Committed         Connection to a single                5       $1,000 per          $5,000.00
Bandwidth-T       100base-T.(5) Megabyte bandwidth              megabyte 5 Meg
                  commitment                                    commited
                                                                bandwidth.
                                                                (See attachment
                                                                for scaled
                                                                price rate)
---------------------------------------------------------------------------------------------
Professional      Technical Account management          2                           2 Months
Services          Hours for simple programming          months                      no
                  purposes.  (All TAM hours are         at                          charge.
                  subject to Olga Tallers prior         no
                  approval.  No TAM hours will be       charge
                  used without the proper
                  authorization.) GlobalCenter
                  will give The Mining Company
                  two (2) free months of TAM hours.
                  Two months from the day the
                  agreement is signed.
---------------------------------------------------------------------------------------------
Scaled Pricing    See attachment for scaled pricing
                  (All service orders signed during
                  the length of the 1 year
                  agreement will receive scaled
                  pricing as outlined in the
                  original proposal, dated January,
                  22nd 1998).
---------------------------------------------------------------------------------------------

This information (data) contained in this Service Order constitutes a trade secret and/or information that is commercial or financial and confidential or privileged. It is furnished to the Buyer in confidence with the understanding that it will not, without permission of the offeror, be used or disclosed other than for internal evaluation purposes.

---------------------------------------------------------------------------------------------
 Item/Service                Description                Qty        Unit price         Total
---------------------------------------------------------------------------------------------
                                                                  Monthly Total    $11,500.00
                                                                                   ==========
---------------------------------------------------------------------------------------------

                          GLOBALCENTER Service Order #

--------------------------------------------------------------------------------

95th Percentile Rule

Every GlobalCenter customer purchases a certain amount of guaranteed bandwidth on GC/ISl's Internet Backbone per month for an entire year. We realize that there are certain instances that your Web Site will burst over your purchased amount of bandwidth. Therefore, we have devised a billing method to accommodate for bandwidth burst over your subscribed amount using the "95th Percentile Rule."

First of all, you will be billed monthly for the bandwidth you have committed to each month. GlobalCenter's SNMP bandwidth monitoring will sample (take a data point reflecting how much bandwidth you are utilizing at that particular instance) your Internet connection every 5 minutes and store those samples for a period of one month.

At the end of the month, all the data samples ABOVE the amount of bandwidth you have committed to will be collected and then be sorted from highest to lowest and the top 5% will be discarded. The remaining data sample will then be referred to as the "95th Percentile" number. This number will then be used as the basis in computing the additional bandwidth rate for that particular month over what bandwidth you have already purchased.

Service Order subject to a GlobalCenter Master Service Agreement. Service Order serves as a Purchase Order when signed by an authorized representative. Please send or FAX signed Service Order to the above address.


Accepted by: /s/ Eric W. Bingham
             ----------------------------
Printed Name: Eric W. Bingham                  Title: Vice President
PO #:                                          Date: 1/27/98
             ----------------------------

                 GLOBALCENTER Master Service Agreement No. ____

--------------------------------------------------------------------------------

            This Master Services Agreement (this "Agreement") is entered into as the 29th day of January, 1999 ("Effective Date") by and between the entity indicated on the Services Order form attached hereto, with an office at the address listed on the Services Order Form, ("Client"), and GlobalCenter Inc., a corporation with offices at 88 Pine Street, New York, New York. ("GlobalCenter"), and describes the terms and conditions pursuant to which GlobalCenter shall license to Client certain Software and provide certain Services (as defined below).

            In consideration of the mutual promises and upon the terms and conditions set forth below, the parties agree as follows

1. NATURE OF AGREEMENT This is an Agreement for the provision by GlobalCenter of Internet connectivity services (the "Bandwidth"), the lease of equipment to provide such services (the "Hardware"), the availability of space to store and operate such Hardware ("Space") and the licensing of software to provide such Services (the "Software"), together comprising an Internet connectivity and collocation package to be provided by GlobalCenter under this Agreement (together, the "Services").

2. SERVICE ORDERS

2.1. Orders. Client may issue one or more service orders describing the Bandwidth, Space, Hardware, and Software that Client desires ("Service Order"). Each Service Order Exhibit I will set forth the prices, initial term of Services and other information in the form set forth in the Service Order Form. No Service Order shall be effective until accepted by GlobalCenter. All Service Orders will be subject to the terms and conditions of this Agreement, and the terms of this Agreement shall supersede any terms and conditions which may appear on Client's order form, or purchase order unless GlobalCenter signs such order and thereby agrees to such amendment, in which event such amendment shall supersede this agreement.

2.2. Cancellation. In the event that Client cancels or terminates a Service Order at any time for any reason whatsoever other than expiration of a Service Order, a Service Interruption (as defined below), or after the first sixty (60) days of the agreement, Client agrees to pay GlobalCenter a cancellation fee equaling two (2) months of the Monthly Recurring Charges specified in the Service Order which shall become due and owing as of the effective date of cancellation or termination.

2.3. IP Addresses. GlobalCenter may assign on a temporary basis a reasonable number of Internet Protocol Addresses ("IP Addresses") from the address space assigned to the GlobalCenter by InterNIC. Client acknowledges that the IP Addresses are the sole property of GlobalCenter are assigned to Client as part of the Service, and are not "portable," as such term is used by InterNIC. GlobalCenter reserves the right to change the IP Address assignments at any time; however, GlobalCenter shall use reasonable efforts to avoid any disruption to Client resulting from such renumbering requirement. GlobalCenter will give Client reasonable notice of any such renumbering. Client agrees that it will have no right to IP Addresses upon termination of this Agreement, and that any renumbering required of Client after termination shall be the sole responsibility of Client.

                GLOBALCENTER Master Service Agreement No. ____

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GlobalCenter acknowledges that GlobalCenter shall have no right in or to any domain names, unique telephone numbers for access to clients services or similar properties and in the event that GlobalCenter comes into possession of or has any interest in such rights, GlobalCenter shall hold such rights as the agent for and irrevocably assign all such right to Client.

3. SOFTWARE LICENSE AND RIGHTS

3.1. License. During the term of the applicable Service Order, GlobalCenter grants Client a nontransferable, nonexclusive license to use the Software in object code form only, solely on the Hardware in conjunction with the Services. GlobalCenter acknowledges that Client Software shall be operating on the Hardware and GlobalCenter shall have no right, title or interest thereto.

3.2. Proprietary Rights. This Agreement transfers to neither client nor GlobalCenter title nor any proprietary or intellectual property rights to the Software, Hardware, documentation, or any copyrights, patents, or trademarks, embodied or used in connection therewith, except for the rights expressly granted herein.

3.3. License Restrictions. 3.4. Client and GlobalCenter agree that it will not itself, or through any parent, subsidiary, affiliate, agent or other third party:

3.4.1. copy the Software except as expressly allowed under this Agreement. In the event Client makes any copies of the Software, Client shall reproduce all proprietary notices of GlobalCenter on any such copies;

3.4.2. reverse engineer, decompile, disassemble, or otherwise attempt to derive source code from the Software;

3.4.3. sell, lease, license or sublicense the Software or the documentation;

3.4.4. write or develop any derivative software or any other software program based upon the Software or any Confidential Information (as defined below); or

3.4.5. use the Software to provide processing services to third parties, or otherwise use the Software on a `service bureau' basis.

4. HARDWARE TERMS AND CONDITIONS

4.1. Installation. GlobalCenter will use commercially reasonable efforts to install the Hardware as the Hardware is shipped to GlobalCenter At Client's request, GlobalCenter will work with the Client on an installation plan to define installation time frame and requirements.

4.2. Purchase and Title of Hardware. If so indicated on the Service Order, Client shall purchase the Hardware and deliver, at Client's expense, the Hardware to the Space. GlobalCenter agrees that the Hardware may reside at the Space during the term of this agreement and that the Hardware is and shall remain the property of the Client. GlobalCenter shall not have taken or attempted to take any right, title or interest therein or permit any third party to take an interest therein. GlobalCenter will not transfer, sell, assign, sublicense, pledge or otherwise dispose of, encumber or suffer a lien or encumbrance upon the Hardware or any interest in the Hardware. GlobalCenter shall not move the Hardware from the facility without Client's prior written permission.

4.3. Lease of Hardware. If so indicated on the Service Order, Client shall lease the Hardware, and GlobalCenter shall obtain and deliver to the Space the Hardware. In the event Client leases the Hardware, the

                GLOBALCENTER Master Service Agreement No. ____

------------------------------------------------------------------------------

following terms and conditions shall apply: The Hardware is and shall remain the property of GlobalCenter. Client shall not have taken, or attempt to take, any right, title or interest therein or permit any third party to take any interest therein. Client will not transfer, sell, assign, sublicense, pledge, or otherwise dispose of, encumber or suffer a lien or encumbrance upon or against the Hardware or any interest in the Hardware. Client will use the Hardware only at the Space. Client will not move the Hardware from that facility without GlobalCenter's prior written permission. Client shall be responsible for any damage to the Hardware. Client will use the Hardware only for the purpose of exercising its rights under this Agreement.

4.4. Rent to Own. If so indicated on the Service Order, Client shall lease the Hardware on a "rent to own" plan. In such event, all of the terms and conditions in Section 4.3 shall apply, and the following terms and conditions shall also apply. At the end of the term of the Service Order, providing Client is not in breach of this Agreement, Client shall have the option to purchase the Hardware. The purchase price shall be as indicated on the Service Order. Upon payment by Client of the purchase price, title in the Hardware shall pass to Client at the Space. Unless the Service Order is extended by mutual agreement, Client shall immediately delete, or shall allow GlobalCenter to delete, all copies of the Software, associated documentation, or any other materials of GlobalCenter resident on the Hardware.

5. SPACE

5.1. License to Occupy. GlobalCenter grants to Client a nonexclusive license to occupy the Space. Client acknowledges that it has been granted only a license to occupy the Space and that it has not been granted any real property interests in the Space.

5.2. Material and Changes. Client shall not make any construction changes or material alterations to the interior or exterior portions of the Space, including any cabling or power supplies for the Hardware, without obtaining GlobalCenter's prior written approval for Client to have the work performed. Alternatively, Client may request GlobalCenter to perform the work. GlobalCenter reserves the right to perform and manage any construction or alterations within the Space areas at rates to be negotiated between the Parties hereto. Client agrees not to erect any signs or devices to the exterior portion of the Space without submitting the request to GlobalCenter and obtaining GlobalCenter's advance written approval.

5.3. Damage. Client agrees to reimburse GlobalCenter for all reasonable repair or restoration costs associated with damage or destruction caused by Client's personnel, Client's agents, Client's suppliers/contractors, or Client's visitors during the term or as a consequence of Client's removal of the Hardware or property installed in the Space except for normal wear and tear or based upon actions taken by GlobalCenter.

5.4. Insurance. Unless otherwise agreed. Client agrees to maintain, at Client's expense, (i) Comprehensive General Liability Insurance in an amount not less than One Million Dollars ($1,000,000) per occurrence for bodily injury or property damage, (ii) Employer's Liability in an amount not less than Five Hundred Thousand Dollars ($500,000) per occurrence, and (iii) Worker's Compensation in an amount not less than that prescribed by statutory limits. Prior to taking occupancy of the Collocation Space, Client shall furnish GlobalCenter with certificates of insurance which evidence the minimum levels of insurance set forth herein. Client shall also maintain insurance

                GLOBALCENTER Master Service Agreement No. ____

------------------------------------------------------------------------------

covering Hardware or property owned or leased by Client against loss or physical damage.

5.5. Regulations. Client shall comply with and not violate all of GlobalCenter's generally accepted industry standards for safety, health and operational rules and regulations. Client's failure to comply with GlobalCenter's generally accepted industry standards for rules and regulations shall constitute a material default under this Agreement. GlobalCenter may, in its sole discretion, limit Client's access to a reasonable number of authorized Client employees or designees. Client shall not interfere with any other clients of GlobalCenter or such other clients' use of the Space.

5.6. Disclaimer. GlobalCenter represents and warrants to Client that (i) the Space meets the manufacturer's recommendations for the use of the equipment and
(ii) shall meet the specifications set forth in Exhibit III hereto. Client hereby assumes any and all risks associated with Client, its agents or employees' use of the Space and shall indemnify, defend and hold harmless GlobalCenter from any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with such use.

6. SERVICE INTERRUPTIONS

6.1. 99% Uptime Guarantee. In the event of Downtime (as defined below), the monthly fee payable for the Services shall be reduced as follows:

        6.1.1. if the total Downtime in the calendar month is more than two (2) hours, but does not exceed four (4) hours, the monthly fee for that month shall be reduced by one-third (33.3%);

        6.1.2. if the total Downtime in the calendar month is more than four (4) hours, but does not exceed eight (8) hours, the monthly fee for that month shall be reduced by two-thirds (66.6%);

        If the total Downtime in the calendar month is more than eight (8) hours, the monthly fee for that month shall be waived.

For the purposes of this Section, Downtime shall mean any interruption of one
(1) minute or more in the availability to users of any Web site residing on the Hardware and made available through the Services, only if such interruption is due to either (i) failure by GlobalCenter to manage a server anomaly as agreed in Exhibit II so as to avoid interruption in Web availability, or (ii) a disruption in the connection between any such server and the Internet. For purposes of this Section. the Internet is deemed to consist of services that commence where GlobalCenter transmits a Client's content to GlobalCenter's carrier(s) at the GlobalCenter border router port(s). Such carriers provide GlobalCenter with private and dedicated bandwidth. GlobalCenter undertakes no obligation for the circuit or link between GlobalCenter's facilities and such carrier's services. If router packet loss is excess of seventy percent (70%) and is sustained for sixty (60) seconds or more, GlobalCenter will classify this an "outage." If an "outage" continues for a time period of more than two (2) minutes, then such outage will be deemed Downtime.

6.2. Investigation of Service Interruptions. GlobalCenter will investigate any report of Downtime, and attempt to remedy any Downtime expeditiously. GlobalCenter reasonably

                GLOBALCENTER Master Service Agreement No. ____

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determines that all facilities, systems and equipment furnished by GlobalCenter are functioning properly, and that Downtime arose from some other cause. GlobalCenter reserves the right to recover labor and materials cost for services actually performed at the usual and customary rates for similar services provided by GlobalCenter to clients in the same locality.

6.3. Termination. Client may terminate a Service Order in the event of Downtime of either twenty-four (24) hours of cumulative time during any continuous twelve
(12) month period, or any continuous Downtime of eight (8) hours or more.

6.4. Sole Remedy. The terms and conditions of this Section 6 shall Client's sole remedy and GlobalCenter's sole obligation for any Downtime.

7. USER CONTENT GlobalCenter acknowledges that GlobalCenter shall have no right, title or interest in or to any of the services, any postings, data or transmission using the services (the "Content"). Disruptions include without limitation distribution of unsolicited advertising or chain letters, repeated harassment of other network users, wrongly impersonating another such user, falsifying one's network identity for improper or illegal purposes, sending unsolicited mass e-mailings, propagation of computer worms and viruses, and using the network to make unauthorized entry to any other machine accessible via the network. If GlobalCenter has reasonable grounds to believe that Client or a User is utilizing the Services for any such illegal or disruptive purpose, GlobalCenter may suspend or terminate Services immediately upon notice to Client provided that GlobalCenter shall attempt to give client reasonable notice of such problem and an opportunity to cure. Client shall defend, indemnify, hold harmless GlobalCenter from and against all liabilities and costs (including reasonable attorney's fees) arising from any and all claims by any person arising out of Client's use of the Services, including without limitation any content.

8. PRICING AND PAYMENT TERMS

8.1. Payment Terms. Client shall pay the fees set forth in the Services Order Form according to the terms set forth therein. Client agrees to pay a late charge of one percent (1%) above the prime rate as reported by the Wall Street Journal at the time of assessment or the maximum lawful rate, whichever is less, for all undisputed amounts not paid within thirty (30) days of receipt of invoice.

8.2. Late Payments. In the event of non-payment by Client of sums over-due hereunder for more than sixty (60) days, GlobalCenter may upon written notice to Client request Client to remove equipment from GlobalCenter's premises within ten (10) days. If Client fails to so remove, GlobalCenter may deliver the equipment to Client at the latter's address for notices at Client's expense for shipment and insurance, and Client shall be obligated to accept such delivery.

8.3. Price Increases. GlobalCenter shall not increase the prices for services during the initial term of any Service Order. Pricing for additional service is specified in Exhibit III.

9. MAINTENANCE AND SUPPORT. GlobalCenter shall provide Client with maintenance and support Software and Hardware, if any ("Maintenance and Support") as specified in Exhibit II.

9.1. Exclusions. Maintenance and Support shall not include services for problems arising out of (a) modification, alteration or addition or attempted modification, alteration or addition of the Hardware or Software undertaken by persons other than GlobalCenter or GlobalCenter's authorized representatives. Client Duties. Client shall document and promptly report all errors or malfunctions of the Hardware or Software to GlobalCenter. Client shall take all steps necessary to carry out procedures for the rectification of errors or malfunctions within a reasonable time after such procedures have been received from GlobalCenter. Client shall maintain a current backup copy of all programs and data. Client shall properly train its personnel in the use and application of the Hardware and Software.

10. TERM AND TERMINATION

10.1. Term. The term of this Agreement shall commence on the Effective Date and continue indefinitely terminated in accordance with this Section 10. At the end of the initial term, the agreement will be automatically extended on month to month basis and can be canceled by either party with ninety (90) days written notice.

10.2. Termination Upon Default. Either party may terminate this Agreement in the event that the other party materially defaults in performing any obligation under this Agreement and such default continues unremedied for a period of thirty (30) days following written notice of default. In the event this Agreement is terminated due to GlobalCenter's breach, GlobalCenter shall refund to Client any Services fees on a straight line prorated basis.

10.3. Termination Upon Insolvency. This Agreement shall terminate, effective upon delivery of written notice by a party, (i) upon the institution of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of debts of the other party; (ii) upon the making of an assignment for the benefit of creditors by the other party; or (iii) upon the dissolution on of the other party.

10.4. Effect of Termination. The provisions of Sections 1, 2.3, 3.2, 3.3, 7, 10.4, 11, 12, 13 and 14 shall survive termination of this Agreement. All other rights and obligations of the parties shall cease upon termination of this Agreement. The term of any license granted hereunder shall expire upon expiration or termination of this Agreement

11. CONFIDENTIAL INFORMATION. All information identified disclosed by either party ("Disclosing Party") to the other party ("Receiving Party"), if disclosed in writing, labeled as proprietary or confidential, or if disclosed orally, or through access to the services of the type of information which would normally be deemed to be confidential ("Confidential Information") shall remain the sole property of Disclosing Party. Except for the specific rights granted by this Agreement, Receiving Party shall not use any Confidential Information of Disclosing Party for its own account. Receiving Party shall use the highest commercially reasonable degree of care to protect Disclosing Party's Confidential Information. Receiving Party shall not disclose Confidential Information to any third party without the express written consent of Disclosing Party (except solely for Receiving Party's internal business needs, to employees or consultants who are bound by a written agreement with Receiving Party to maintain the confidentiality of such Confidential Information in a manner consistent with this Agreement who or which are actually working on the project on a need to know basis and such Party shall not distribute any reports or other information with respect to or which contain the other Party's Confidential Information to any other

                GLOBALCENTER Master Service Agreement No. ____

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employees, consultants or otherwise, without the prior written consent of the
Party which owns such Confidential Information). Confidential Information shall exclude information (i) available to the public other than by a breach of this Agreement; (ii) rightfully received from a third party not in breach of an obligation of confidentiality; (iii) independently developed by Receiving Party without access to Confidential Information; (iv) known to Receiving Party at the time of disclosure; or (v) produced in compliance with applicable law or a court order, provided Disclosing Party is given reasonable notice of such law or order and an opportunity to attempt to preclude or limit such production. Subject to the above, Receiving Party agrees to cease using any and all materials embodying Confidential Information, and to promptly return such materials to Disclosing Party upon request.

12. LIMITATION OF LIABILITY GLOBALCENTER'S LIABILITY FOR ALL CLAIMS ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT OF FEES PAID BY CLIENT TO GLOBALCENTER UNDER THIS AGREEMENT. IN NO EVENT SHALL GLOBALCENTER BE LIABLE FOR ANY LOSS OF DATA, LOSS OF PROFITS, COST OF COVER OR OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING FROM OR IN RELATION TO THIS AGREEMENT OR THE USE OF THE SERVICES, HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF GLOBALCENTER HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

13. DISCLAIMER OF WARRANTIES EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, GLOBALCENTER SPECIFICALLY DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THE SYSTEM OR SERVICES PROVIDED BY GLOBALCENTER HEREUNDER.

14. MISCELLANEOUS

14.1. Independent Contractor. The relationship of GlobalCenter and Client established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other; (ii) constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint undertaking; or (iii) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

14.2. Notices. Any notice required or permitted hereunder shall be in writing and shall be given by registered or certified mail addressed to the addresses first written above. Such notice shall be deemed to be given upon the earlier of actual receipt or three (3) days after it has been sent, properly addressed and with postage prepaid. Either party may change its address for notice by means of notice to the other party given in accordance with this Section.

14.3. Assignment. Client or GlobalCenter may not assign this Agreement, in whole or in part, either voluntarily or by operation of law without written consent of either party, and any attempt to do so shall be a material default of this Agreement and shall be void. Notwithstanding the foregoing, Client may assign such right in conjunction with a sale of all or substantially all of its assets, a

                GLOBALCENTER Master Service Agreement No. ____

------------------------------------------------------------------------------

merger, consolidation or similar transaction without GlobalCenter's consent provided that such assignment is not to a direct competitor of GlobalCenter or to an entity which is not in good financial standing with or in litigation with GlobalCenter In the event an assignment is contemplated, per the provisions of the foregoing sentence, client shall notify GlobalCenter of such assignment prior to its effect or such assignment shall be null and void.

14.4. Governing Law. This Agreement shall be interpreted according to the laws of the State of New York without regard to or application of choice-of-law rules or principles. The parties hereby agree to the exclusive jurisdiction of the state and federal courts located in New York, NY.

14.5. Entire Agreement and Waiver. This Agreement shall constitute the entire agreement between GlobalCenter and Client with respect to the subject matter hereof and all prior agreements, representations, and statement with respect to such subject matter are superseded hereby, including without limitation any non-disclosure agreement previously executed between the parties. This Agreement may be changed only by written agreement signed by both GlobalCenter and Client. No failure of either party to exercise or enforce any of its rights under this Agreement shall act as a waiver of subsequent breaches; and the waiver of any breach shall not act as a waiver of subsequent breaches.

14.6. Severability. In the event any provision of this Agreement is held by a court of other tribunal of competent jurisdiction to be unenforceable, that provision will be enforced to the maximum extent permissible under applicable law, and the other provisions of this Agreement will remain in full force and effect.

14.7. Non-Solicitation. During the term of this agreement and for a period of one (1 ) year thereafter neither the Client nor GlobalCenter shall not solicit, nor attempt to solicit the services, of any employee or subcontractor of GlobalCenter without the prior written consent of GlobalCenter

14.8. Substitution. GlobalCenter may substitute, change or modify the Software or Hardware at any time, but shall not thereby alter the technical parameters of the Services.

GlobalCenter                            Client


/s/ Thomas Alvary                       /s/ Eric W. Bingham
----------------------------            ----------------------------
By: Thomas Alvary                       By: Eric W. Bingham
Title: VP Sales                         Title: Vice President
                                               Business Operations

                GLOBALCENTER Master Service Agreement No. ____

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SERVICE SPECIFICATION

Collocation Service

GlobalCenter will provide a level of service which includes the following features and options:

General Features:

Maintenance of the Space (including Janitorial Services):

In connection with the Space made available hereunder, GlobalCenter or its landlord shall perform services that support the overall operation of each Space at no additional charge to Client. Those services include the following

* Janitorial Services
* 24 x 7 Access to the Space
* Authorized Security System Access to Raised Floor Collocation Space
* Primary A/C 110 volt Power to the Space
* Backup Power- UPS Systems & Battery Plant (30 - 60 minute survivability objective)
* Generator Back-up (Sustained backup power)
* HVAC Systems for facility air conditioning
* Fire Control Systems
* Network Monitoring Systems
* Redundant Network Connectivity and Hardware
* 19" Rack Spaces for installation of Hardware
* 10-base-T or 100-base-T switched port with direct high speed Internet backbone connection.

24x7 NOC support: Will provide proactive site monitoring with ExpressLane(TM) statistics on Client information base; including bandwidth usage, statistics and network availability reporting, host monitoring and management interface, access to GlobalCenter incident tracking system to expedite fault resolution and remote server reboot.

24x7 console access: GlobalCenter facilities in Sunnyvale and Herndon will provide systems which allow Clients access to a terminal with a connection to servers inside the Data Centers.

GlobalCenter Escalation Plan and Procedures: To be provided in the GlobalCenter Welcome Package 5-10 days after contract signing.

Right-of-Way and Access:

GlobalCenter will allow 24 x 7 access and right-of-way to Client Hardware located in GlobalCenter facility at no charge. Clients will be escorted at all times while in the facility. Access to the facilities will not be unreasonably be withheld by GlobalCenter to Clients for performing appropriate procedures and maintenance of Hardware, facilities, and systems.

SERVICE ORDER # 8.0            SERVICE ORDER TERM:            12 MONTHS
MSA # 1.0                      SERVICE ORDER DATE:            01/29/99
Site Express                   Estimated Install Date:        1/25/98

--------------------------------------------------------------------------------

Primary Contact:   Eric Bingham            Contact:  Joe Bransom
Secondary Contact: Sara Plath                        Account Executive
Company:           MiningCo.com, Inc.      Address:  Frontier GlobalCenter, Inc.
Address:           220 East 42nd Street              188 Pine Street
                                                     New York, NY 10005
City/St/Zip:       New York, NY            Phone:    212-618-9608
Phone:             212-849-2012            FAX:      212-571-2000
FAX:                                       Pager:    800-963-5881
Pager:                                     Cell:     917-907-1874
Email:             ebingham@miningco.com   Email:    bransom@globalcenter.net

--------------------------------------------------------------------------------

Site Express One Time Installation Fees:

--------------------------------------------------------------------------------------------
   Item #                    Description               Qty.      Unit price         Total
--------------------------------------------------------------------------------------------
1                  Port Installation:                   1        $750               $0.00

                   Dedicated Switched 10Mbps Ethernet
                   port on Frontier GlobalCenter Cisco
                   Catalyst 5500 switch.
--------------------------------------------------------------------------------------------
2                  Co-location Installation:            1        $0.00              $0.00

                   7' x 19" Rack Unit w/ 20 amps power
--------------------------------------------------------------------------------------------
3                  Technical Account manager (TAM)      2        $200/Hour          $0.00
                   Installation Per Server,
                   Application and/or device:

                   Installation includes IP address
                   allocation, customized monitoring
                   procedure setup, Express Control
                   and KickStart Remote Reboot setup,
                   hardware and software installation
                   and setup.  $200 Per Hour for all
                   installations occurring during
                   non-standard business hours
                   (8AM-6PM Monday through Friday)
                   and/or less than 72 Hours
                   notification.
--------------------------------------------------------------------------------------------
                                                               One Time Total       $0.00
--------------------------------------------------------------------------------------------

Site Express Monthly Recurring Fees:

--------------------------------------------------------------------------------------------
   Item #                    Description               Qty.      Unit price         Total
--------------------------------------------------------------------------------------------
1                  Committed Bandwidth:                 9        $800               $7,200

                   Guaranteed dedicated switched
                   xMbps bandwidth to the Frontier
                   GlobalCenter backbone via Cisco
                   Catalyst 550 switch
--------------------------------------------------------------------------------------------
1A                 Burstable Bandwidth:                 x        $1000              TBD

                   Bandwidth above the committed
                   XMbps determined and billed via
                   the 95th Percentile Rule
--------------------------------------------------------------------------------------------

SERVICE ORDER # 8.0            SERVICE ORDER TERM:            12 MONTHS
MSA # 1.0                      SERVICE ORDER DATE:            01/29/99
Site Express                   Estimated Install Date:        1/25/98

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
2                  Co-location:                         24       $800               $19,200

                   Full Rack:  7' x 19" Rack w/20
                   amps power.
--------------------------------------------------------------------------------------------
3                  Technical Account Manager (TAM)      x        $150 Per Hour      TBD
                   Consulting Time:

                   Pre-contracted time billed at $150
                   per hour during standard business
                   hours (8AM-6PM Monday through
                   Friday excluding major holidays).
                   All non-standard business and non
                   contracted hours billed at $200
                   per hour.
--------------------------------------------------------------------------------------------
                                                   Monthly Recurring Total          $26,400
--------------------------------------------------------------------------------------------

This information (data) contained in this Service Order is confidential and proprietary information, and contains trade secrets and other privileged information. It is furnished to the Buyer in confidence and upon the condition that it be used only for internal evaluation purposes, and not divulged or disclosed to third parties without the written consent of Frontier GlobalCenter. Terms outlined in this Service Order/Quote

SERVICE ORDER # 8.0            SERVICE ORDER TERM:            12 MONTHS
MSA # 1.0                      SERVICE ORDER DATE:            01/29/99
Site Express                   Estimated Install Date:        1/25/98

--------------------------------------------------------------------------------

95th Percentile Rule

Every GlobalCenter client purchases a certain amount of guaranteed bandwidth on GC/ISl's Internet Backbone per month for an entire year. We realize that there are certain instances that your Web Site will burst over your purchased amount of bandwidth. Therefore, we have devised a billing method to accommodate for bandwidth burst over your subscribed amount using the "95th Percentile Rule."

First of all, you will be billed monthly for the bandwidth you have committed to each month. GlobalCenter's SNMP bandwidth monitoring will sample (take a data point reflecting how much bandwidth you are utilizing at that particular instance) your Internet connection every 5 minutes and store those samples for a period of one month.

At the end of the month, all the data samples ABOVE the amount of bandwidth you have committed to will be collected and then be sorted from highest to lowest and the top 5% will be discarded. The remaining data sample will then be referred to as the "95th Percentile" number. This number will then be used as the basis in computing the additional bandwidth rate for that particular month over what bandwidth you have already purchased.

Service Order subject to a GlobalCenter Master Service Agreement. Service Order serves as a Purchase Order when signed by an authorized representative. Please send or FAX signed Service Order to the above address.


Accepted by: /s/ Eric W. Bingham
             ----------------------------
Printed Name: Eric W. Bingham                  Title: Vice President
                                                      Business Operations
PO #:                                          Date: 1/29/99
             ----------------------------